EXHIBIT 10.55

SECOND SUPPLEMENTAL INDENTURE Dated as of November 16, 2023 Among LIVE NATION ENTERTAINMENT, INC., The Guarantors Party Hereto And U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

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THIS SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), entered into as of November 16, 2023, among LIVE NATION ENTERTAINMENT, INC., a Delaware corporation (the “Issuer”), the guarantors listed in Appendix I attached hereto (the “Existing Guarantors”), the guarantors listed in Appendix II attached hereto (the “New Guarantors,” and together with the Existing Guarantors, the “Guarantors”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor in interest to U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”).
RECITALS
WHEREAS, the Issuer, certain guarantors party thereto and the Trustee are parties to an Indenture, dated as of October 17, 2019, as supplemented by the First Supplemental Indenture, dated as of May 20, 2020 (as so supplemented, the “Indenture”), relating to the Issuer’s 4.75% Senior Notes due 2027 (the “Notes”);
WHEREAS, each guarantor listed in Appendix IV attached hereto merged with and into another Guarantor that is a wholly owned Restricted Subsidiary of the Issuer, as permitted under Section 10.03 of the Indenture, and immediately after such permitted merger, no Default or Event of Default existed under the Indenture, and furthermore, pursuant to such aforementioned permitted merger, each guarantor listed on Appendix IV is no longer a Guarantor of the Notes under the Indenture;
WHEREAS, Section 4.13 of the Indenture requires the Issuer to cause each Domestic Subsidiary (as defined in the Indenture) that is not a Guarantor under the Notes but becomes a guarantor under a Credit Facility (as defined in the Indenture) to execute and deliver to the Trustee a supplemental indenture pursuant to which such Domestic Subsidiary shall unconditionally guarantee all of the Issuer’s obligations under the Indenture and the Notes;
WHEREAS, Section 10.05(3)(ii) of the Indenture provides that guarantors may be released from their obligations as guarantors in the event that following a transaction, such guarantor is a Restricted Subsidiary (as defined in the Indenture) that is not a guarantor under any Credit Facility incurred under Section 4.07(b)(2) of the Indenture;
WHEREAS, the guarantor listed in Appendix III (the “Released Guarantor”) attached hereto is a Restricted Subsidiary that is not a guarantor under any Credit Facility and the Issuer desires to remove such guarantor as a guarantor of the Notes under the Indenture;
WHEREAS, the Issuer desires to amend the Notes pursuant to Section 9.01 of the Indenture to reflect the addition of the New Guarantors and the release of the Released Guarantor;
WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors and the Trustee can execute this Second Supplemental Indenture without the consent of holders; and
WHEREAS, all things necessary have been done to make this Second Supplemental Indenture, when executed and delivered by the Issuer and the Guarantors, the legal, valid and binding agreement of the Issuer and the Guarantors, in accordance with its terms.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Second Supplemental Indenture hereby agree as follows:
ARTICLE I
Section 1.1        Capitalized Terms. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
Section 1.2        Agreement to Guarantee. Each of the New Guarantors hereby agrees to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in
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Article 10 of the Indenture. From and after the date hereof, each of the New Guarantors shall be a Guarantor for all purposes under the Indenture and the Notes.
Section 1.3        Incorporation of Terms of Indenture. The obligations of each of the New Guarantors under the Guarantee shall be governed in all respects by the terms of the Indenture and shall constitute a Guarantee thereunder. Each of the New Guarantors shall be bound by the terms of the Indenture as they relate to the Guarantee.
ARTICLE II
Section 2.1        Agreement to Release. The Released Guarantor is hereby released as a guarantor under the Indenture pursuant to the terms of Section 10.05(3)(ii) of the Indenture.

ARTICLE III
Section 3.1        Amendment of the Notes. Any corresponding provisions reflected in the Notes shall also be deemed amended in conformity herewith.
Section 3.2        Effectiveness of Amendments. This Second Supplemental Indenture shall be effective upon execution hereof by the Issuer, the Guarantors and the Trustee.
Section 3.3        Interpretation; Severability. The Indenture shall be modified and amended in accordance with this Second Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Second Supplemental Indenture will control. The Indenture, as modified and amended by this Second Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Second Supplemental Indenture, the provisions of the Indenture, as modified by this Second Supplemental Indenture, shall control. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 3.4        Governing Law. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
Section 3.5        Counterparts. This Second Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 3.6        Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.
Section 3.7        Trustee. The recitals contained herein are made by the Issuer and the Guarantors, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Second Supplemental Indenture.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

LIVE NATION ENTERTAINMENT, INC., as Issuer
By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

CONNECTICUT PERFORMING ARTS PARTNERS
By: NOC, INC., a partner
By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

By: CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION, a partner
By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

CELLAR DOOR VENUES, INC.
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION
LIVE NATION MARKETING, INC.
LIVE NATION PRODUCTIONS, LLC.
LIVE NATION WORLDWIDE, INC.
NOC, INC.
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TM VISTA INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary
Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

BLUES AT THE DEPOT, LLC
FILLMORE NEW ORLEANS CORP.
HOB ACE OF SPADES CORP.
HOB BOARDWALK, INC.
HOB CAFE CORP.
HOB CHICAGO, INC.
HOB DEPOT CORP.
HOB ENTERTAINMENT, LLC
HOB GRAND RAPIDS, LLC
HOB HIFI DALLAS CORP.
HOB MARINA CITY, INC.
HOB MARQUIS CORP.
HOB PUNCH LINE PENN CORP.
HOB PUNCH LINE S.F. CORP.
HOB QUEEN THEATER CORP.
HOB ROSE CITY MH CORP.
HOB SUMMIT MH CORP.
HOB VARSITY CORP.
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO, LLC
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
LIVE NATION BOGART, LLC
LIVE NATION CHICAGO, INC.
MICHIGAN LICENSES, LLC
NO LIMIT ENTERTAINMENT LLC
SPACELAND PRODUCTIONS LLC
THE ECHO LLC

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	President

Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

LIVE NATION STUDIOS HOLDINGS, LLC
TICKETSTODAY, LLC
WILTERN RENAISSANCE LLC

By: LIVE NATION WORLDWIDE, INC., its sole member
By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

ARTIST NATION MANAGEMENT GROUP, LLC
BARON GLOBAL, INC.
SPALDING ENTERTAINMENT, LLC

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary
Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

ASSEMBLY ROOM STUDIOS, LLC
EIGHT BALL PRICING SOLUTIONS, LLC
F AND F CONCESSIONS, INC.
FACULTY MANAGEMENT, LLC
FACULTY PRODUCTIONS, LLC
FRONT GATE TICKETING SOLUTIONS, LLC
HARD EVENTS LLC
HOFESH, LLC
IO MEDIA, INC.
IOMEDIA TECHNOLOGIES, LLC
LIVE NATION TICKETING, LLC
MICROFLEX 2001 LLC
NEW YORK THEATER, LLC
TICKETMASTER L.L.C.
TICKETWEB, LLC
FESTIVAL HOLDINGS, L.L.C.
NEW ERA FARMS, LLC
RIVAL LABS, INC.
WOLFSON ENTERTAINMENT, INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

FILLMORE MINNEAPOLIS CORP.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	President

LMG MANAGEMENT LLC
REIGNDEER ENTERTAINMENT CORP.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	General Counsel and Secretary
Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

LIVE NATION LGTOURS (USA), LLC
LIVE NATION MTOURS (USA), INC.
LIVE NATION TOURING (USA), INC.
LIVE NATION USHTOURS (USA), LLC
LIVE NATION UTOURS (USA), INC.
MBA ARTIST MANAGEMENT COMPANY, LLC
TNA TOUR II (USA) INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

BIGCHAMPAGNE, LLC
SOUNDCHECK, LLC

By: TICKETMASTER L.L.C., its sole member
By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary
Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

C3 BOOKING, LLC
C3 PRESENTS, L.L.C.
C3P EMO’S, LLC

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

AXIS NATION, LLC
FH JV HOLDINGS, LLC

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

BIG LOUD MOUNTAIN MANAGEMENT, LLC
HILLSIDE PRODUCTIONS, INC.
PIZZA FRIDAY PRODUCTIONS, LLC
REBEL ARTIST MANAGEMENT, LLC

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	General Counsel and Secretary

ELEMENT1 MANAGEMENT, LLC
REIGNDEER ENTERTAINMENT, LLC
UNIVERSE INC. (F/K/A UNIIVERSE COLLABORATIVE LIFESTYLE, INC.)

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

HOB ROXIAN CORP.
HOB SEATTLE CORP.
STATESIDE GROUP, LLC
STUBB'S AUSTIN RESTAURANT COMPANY LC
VAN BUREN GROUP HOLDINGS, LLC
VN WAUKEE CORP

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	President

Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:	/s/ Bradley E. Scarbrough
Name:	Bradley E. Scarbrough
Title:	Vice President
Signature Page to Second Supplemental Indenture (4.75% Senior Notes due 2027)

APPENDIX I
Existing Guarantors
ARTIST NATION MANAGEMENT GROUP, LLC,
ASSEMBLY ROOM STUDIOS LLC,
BARON GLOBAL, INC.,
BLUES AT THE DEPOT, LLC,
BIGCHAMPAGNE, LLC,
C3 BOOKING, LLC,
C3 PRESENTS, L.L.C.,
C3P EMO’S, LLC,
CELLAR DOOR VENUES, INC.,
CONNECTICUT AMPHITHEATRE DEVELOPMENT CORPORATION,
CONNECTICUT PERFORMING ARTS PARTNERS,
EIGHT BALL PRICING SOLUTIONS, LLC,
F AND F CONCESSIONS, INC.,
FACULTY MANAGEMENT, LLC,
FACULTY PRODUCTIONS, LLC,
FILLMORE MINNEAPOLIS CORP.,
FILLMORE NEW ORLEANS CORP.,
FRONT GATE TICKETING SOLUTIONS, LLC,
HARD EVENTS LLC,
HOB ACE OF SPADES CORP.,
HOB BOARDWALK, INC.,
HOB CAFE CORP.,
HOB CHICAGO, INC.,
Appendix I
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HOB DEPOT CORP.,
HOB ENTERTAINMENT, LLC,
HOB GRAND RAPIDS, LLC,
HOB HIFI DALLAS CORP.,
HOB MARINA CITY, INC.,
HOB MARQUIS CORP.,
HOB PUNCH LINE PENN CORP.,
HOB PUNCH LINE S.F. CORP.,
HOB QUEEN THEATER CORP.,
HOB ROSE CITY MH CORP.,
HOB SUMMIT MH CORP.,
HOB VARSITY CORP.,
HOFESH, LLC,
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.,
HOUSE OF BLUES CLEVELAND, LLC,
HOUSE OF BLUES CONCERTS, INC.,
HOUSE OF BLUES DALLAS RESTAURANT CORP.,
HOUSE OF BLUES HOUSTON RESTAURANT CORP.,
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.,
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.,
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.,
HOUSE OF BLUES ORLANDO RESTAURANT CORP.,
Appendix I

HOUSE OF BLUES RESTAURANT HOLDING CORP.,
HOUSE OF BLUES SAN DIEGO, LLC,
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.,
IO MEDIA, INC.,
IOMEDIA TECHNOLOGIES, LLC,
LIVE NATION BOGART, LLC,
LIVE NATION CHICAGO, INC.,
LIVE NATION LGTOURS (USA), LLC,
LIVE NATION MARKETING, INC.,
LIVE NATION MTOURS (USA), INC.,
LIVE NATION PRODUCTIONS, LLC,
LIVE NATION STUDIOS HOLDINGS, LLC,
LIVE NATION TICKETING, LLC,
LIVE NATION TOURING (USA), INC.,
LIVE NATION USHTOURS (USA), LLC,
LIVE NATION UTOURS (USA), INC.,
LIVE NATION WORLDWIDE, INC.,
LMG MANAGEMENT LLC,
MBA ARTIST MANAGEMENT COMPANY, LLC,
MICHIGAN LICENSES, LLC,
MICROFLEX 2001 LLC,
NEW YORK THEATER, LLC,
NO LIMIT ENTERTAINMENT LLC,
NOC, INC.,
REIGNDEER ENTERTAINMENT CORP.,
Appendix I

SPACELAND PRODUCTIONS, LLC,
SPALDING ENTERTAINMENT, LLC,
THE ECHO, LLC,
TICKETMASTER NEW VENTURES HOLDINGS, INC.,
TICKETMASTER L.L.C.,
TICKETSTODAY, LLC,
TICKETWEB, LLC,
TM VISTA INC.,
TNA TOUR II (USA) INC.,
WILTERN RENAISSANCE LLC
WOLFSON ENTERTAINMENT, INC.,
AXIS NATION, LLC
FESTIVAL HOLDINGS, L.L.C.
NEW ERA FARMS, LLC
RIVAL LABS, INC.

Appendix I

APPENDIX II
New Guarantors

BIG LOUD MOUNTAIN MANAGEMENT, LLC
ELEMENT1 MANAGEMENT, LLC
FH JV HOLDINGS, LLC
HILLSIDE PRODUCTIONS, INC.
HOB ROXIAN CORP.
HOB SEATTLE CORP.
PIZZA FRIDAY PRODUCTIONS, LLC
REBEL ARTIST MANAGEMENT, LLC
REIGNDEER ENTERTAINMENT, LLC
STATESIDE GROUP, LLC
STUBB'S AUSTIN RESTAURANT COMPANY LC
UNIVERSE INC. (F/K/A UNIIVERSE COLLABORATIVE LIFESTYLE, INC.)
VAN BUREN GROUP HOLDINGS, LLC
VN WAUKEE CORP.
Appendix II

APPENDIX III
Released Guarantor
VECTOR MANAGEMENT, LLC
Appendix III
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APPENDIX IV
Merged Guarantors
ARTIST NATION MANAGEMENT, INC.
ARTIST NATION HOLDINGS CORP.
BILL GRAHAM ENTERPRISES, INC.
COBB’S COMEDY INC.
CONNECTICUT PERFORMING ARTS, INC.
EXMO INC.
FG ACQUISITIONCO, LLC
FILLMORE THEATRICAL SERVICES
FRONT GATE HOLDINGS, LLC
GUYO ENTERTAINMENT, INC.
IAC PARTNER MARKETING, INC.
LIVE NATION - HAYMON VENTURES, LLC
PRISTINE ALPINE ENTERTAINMENT, LLC
SEATSTREAM, LLC
SHORELINE AMPHITHEATRE, LTD
SOUNDCHECK, LLC
STROBE LABS, INC.
THE V.I.P. TOUR COMPANY
TICKETMASTER ADVANCE TICKETS, L.L.C.
TICKETMASTER CHINA VENTURES, L.L.C.
TICKETMASTER EDCS LLC
TICKETMASTER-INDIANA, L.L.C.
TICKETSNOW.COM, INC.
TNOW ENTERTAINMENT GROUP, INC.
UNITED CONCERTS, INC.
WESTMINSTER CREDIT OPPORTUNITIES FUNDS, LLC
Appendix IV
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WOMH HOLDINGS, LLC
AC ENTERTAINMENT, LLC
AC IP, LLC
ACSH-JV, LLC
AXIS HOLDINGS, LLC
AXIS OPERATIONS, LLC
AXIS SPONSORSHIPS, LLC
BOTTLEROCK MARKETING GROUP, LLC
CHARLESTON FESTIVAL, LLC
LATITUDE 38 ENTERTAINMENT, LLC
NEW ERA FARMS II, LLC

Appendix I